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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this registration statements of DI Industries, Inc. on Form S-3 of our report dated March 28, 1996, appearing in the Annual Report on Form 10-K of DI Industries, Inc. for the year ended December 31, 1996.

                                          /s/ DELOITTE & TOUCHE LLP
                                          DELOITTE & TOUCHE LLP

Houston, Texas
May 5, 1997